Exhibit 99.2

                               THIRD AMENDMENT TO
                              ASSET SALE AGREEMENT


      This Third Amendment to Asset Sale Agreement (this "Amendment") is made and entered into effective as of the Effective Time by and among AHM CGH, Inc., a California corporation ("AHM"), Health Resources Corporation of America - California, a Delaware corporation ("HRC"), SHL/O Corp., a Delaware corporation ("SHL/O") and UWMC Hospital Corporation, a California corporation ("UWMC") (AHM, HRC, SHL/O and UWMC are collectively referred to herein as "Seller") and Integrated Healthcare Holdings, Inc., a Nevada corporation ("IHH"), as assigned to WMC-SA, Inc., a California corporation, WMC-A, Inc., a California corporation, Coastal Communities Hospital, Inc., a California corporation, and Chapman Medical Center, Inc., a California corporation (collectively, the "IHH Subsidiaries") (collectively, IHH and the IHH Subsidiaries are referred to herein as "Purchaser").

                                    RECITALS


      A. Seller and IHH entered into that certain Asset Sale Agreement dated as of September 29, 2004, as previously amended by the First Amendment to Asset Sale Agreement, effective as of January 28, 2005, and Second Amendment to Asset Sale Agreement, effective as of January 1, 2005, both between Seller and IHH (the "Agreement"), pursuant to which IHH agreed to acquire from Seller substantially all of the assets used in the operation of the Hospitals.

      B. This Amendment is being entered into immediately after the execution and delivery of that certain "Assignment and Assumption of Asset Sale Agreement," dated March 7, 2005, pursuant to which IHH has assigned, conveyed and transferred to the IHH Subsidiaries certain of IHH's rights and interests in the Agreement.

      C. Seller and Purchaser desire to amend the Agreement to address certain matters that have arisen since the Effective Date of the Agreement.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


            1. Defined Terms. Except to the extent it is specifically indicated to the contrary in this Amendment, defined terms used in this Amendment shall have the same meanings ascribed to them in the Agreement.

            2. Cash Purchase Price. Section 1.2 of the Agreement (excluding, however, Subsections 1.2.1 and 1.2.2 of Section 1.2) shall be deleted, and replaced in its entirety with the following language:

            "1.2 Purchase Price. Subject to the terms and conditions of this Agreement, the aggregate purchase price to be paid by Purchaser to Seller for the purchase of all of the Assets shall be (a) Seventy Million Dollars ($70,000,000) (the "Purchase Price"), minus (b) the amount of Seller's capital lease obligations with respect to the Hospitals on the Closing Date, if any, that are assumed by Purchaser pursuant to Section 1.11 of this Agreement, minus
(c) the net present value on the Closing Date of the Employee Loan Liabilities, minus (d) Seven Hundred Fifty Thousand ($750,000), reflecting the credit made available to Purchaser hereunder for assuming the Sick Pay Amount at Closing; minus (e) Five Hundred Thousand Dollars $500,000), the appraised value, as determined by the appraisal by FMV Opinions, Inc., of Seller's partnership interest in the Santa Ana Radiology Center partnership (the "Santa Ana Radiology Center Amount"), which amount is the price at which Seller will sell such partnership interest to the Santa Ana radiology Center partnership, reflecting the treatment of such Santa Ana Radiology Center partnership interest as an Excluded Asset, as reflected on Schedule 1.10(y); minus (f) Five Million Dollars ($5,000,000), reflecting the treatment of the twenty two (22) condominium units owned by Seller located at 999 N. Tustin Ave., Santa Ana, CA (the "Condominium Units") as Excluded Assets, as reflected on Schedule 1.10(y); and (g) the Accrued Paid Time Off Amount on the Closing Date (the sum of (a), (b), (c), (d),
(e), (f) and (g) being referred to for purposes of this Agreement as the "Cash Purchase Price"). The payment of the Cash Purchase Price at Closing shall be governed by Section 1.7."

            3. Closing Date. Section 1.5 of the Agreement, as amended by the Second Amendment to Asset Sale Agreement between Seller and Purchaser, effective as of January 1, 2005, is hereby amended by changing the date "February 28, 2005" contained therein to "March 7, 2005".

            4. Employee Lease Agreement. Section 1.6.16 of the Agreement is amended to read in its entirety as follows:

                  "1.6.16 four Employee Lease Agreements, one with respect to the employees of each of the four hospitals, each in the form of Exhibit 1.6.16 attached hereto, or such other form as Seller and Purchaser shall mutually agree (collectively, the "Employee Lease Agreements");"

            5. Certain Employee/Collective Bargaining Matters. The Agreement is hereby amended in the following respects with respect to certain collective bargaining matters including without limitation to reflect that collective bargaining and related agreements will be assigned by Seller and assumed by Purchaser as of the Transition Time, not the Effective Time.

                  a. Section 1.9(f) shall be deleted and replaced in its entirety by the following language:


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                        "(f)  all of such Seller's interest, to the extent
assignable or transferable, in and to all contracts and agreements (including, but not limited to, purchase orders) with respect to the operation of any Hospital (the "Contracts") (other than the Employment Related Contracts) including, without limitation, those Contracts described in Schedule 1.9(f), provided that Seller shall assign and Purchaser shall assume and agree to discharge, at the Transition Time, all Contracts with employees or relating to employment (including collective bargaining agreements) existing on the Effective Date (or which are entered into after the Effective Date) (the "Employment Related Contracts"), but only to the extent of the obligations arising under such Employment Related Contracts with respect to events or periods on and after the Transition Time (subject to Purchaser's obligations to Seller pursuant to the Employee Leasing Agreement); provided, however, the term Contracts as used in this Agreement shall exclude, subject to Section 9.3, (i) multi-hospital contracts as to which one of the Hospitals and one or more of Seller's or Seller's affiliates' other acute care hospitals (which are not among the Hospitals) participate including without limitation any Election Procedure Agreements (the "Multi-Facility Contracts"), (ii) all national or regional contracts of Seller or any affiliate thereof which are made available to any of the Hospitals by virtue of such Hospital being an affiliate of Tenet Healthcare Corporation ("THC") or its affiliates (the "Tenet Affiliate Contracts") (the Multi-Facility Contracts and the Tenet Affiliate Contracts collectively are referred to as the "Excluded Multi-Facility Contracts") and (iii) any contracts specifically identified on Schedule 1.9(f) as being excluded (the "Other Excluded Contracts");"

                  b. Section 4.3 shall be amended by replacing the phrases "Effective Time" and "Closing Date" wherever such phrases appear in the last three sentences of such section (i.e., the third to last sentence of Section 4.3 that begins with the words, "Seller agrees that it shall consult") with the phrase "Transition Time".

                  c. The first sentence of Section 5.3(b) of the Agreement is hereby amended to change the word "and" that occurs immediately following the reference to Section 2.13(b) in such sentence to the word "or".

                  d. The first sentence of Section 5.3(i) of the Agreement is hereby amended to change the phrase beginning with "including, without limitation," and ending with a semi-colon, to read as follows:

                        "including, without limitation, obligations thereunder to any of the Hired Employees covered by any labor union agreement between Seller or Seller's affiliates and SEIU, UNAC and/or CNA, those described on
Schedule 2.13(b) and/or Section 5.15;".

                  e. Section 5.15(a)(i) is hereby deleted in its entirety and replaced with the following language:

                        "On and after the Transition Time, Purchaser agrees to abide by the terms of the Election Procedure Agreements between Tenet California, Inc. and SEIU, CNA and UNAC and any amendments or other agreements entered into between Tenet California, Inc. and SEIU, CNA and/or UNAC prior to the Transition Time as to Chapman Medical Center and agrees to abide by and assume any applicable collective bargaining agreement."

                  f. Section 5.15(a)(iii) is hereby deleted in its entirety and replaced with the following language:

                        "(iii) Upon selection of UNAC or any other labor organization as the collective bargaining representative of employees of Chapman Medical Center pursuant to a representation election under the terms of the Election Procedure Agreement between Tenet California, Inc. and UNAC, Purchaser shall recognize UNAC or such other labor organization and shall adopt and assume the applicable Western Regional Health Care Employees Model Contract and/or Western Regional Registered Nurse Model Contract (as applicable to professional employees) and all agreements related to such collective bargaining agreements. If such employees select a collective bargaining representative under the terms of the applicable Election Procedure Agreement prior to the Transition Time, Purchaser shall retain all or substantially all of the bargaining unit employees covered by the applicable collective bargaining agreement."


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

                  g. Section 5.15(b)(i) is hereby deleted in its entirety and replaced with the following language:

                        "(i) On and after the Transition Time, Purchaser agrees to abide by the terms of the Election Procedure Agreements between Tenet California, Inc. and SEIU, CNA and UNAC and any amendments or other agreements entered into between Tenet California, Inc. and SEIU, CNA and/or UNAC prior to the Transition Time as to Coastal Communities Hospital and agrees to abide by and assume any applicable collective bargaining agreement."

                  h. Section 5.15(b)(ii) is hereby amended to delete the phrase "Effective Time" contained therein and replace it with the phrase "Transition Time."

                  i. Section 5.15(b)(iii) is hereby deleted in its entirety and replaced with the following language:

                        "(iii) Upon selection of UNAC or any other labor organization as the collective bargaining representative of employees of Coastal Communities Hospital pursuant to a representation election under the terms of the Election Procedure Agreement between Tenet California, Inc. and UNAC, Purchaser shall recognize UNAC or such other labor organization and shall adopt and assume the applicable Western Regional Health Care Employees Model Contract and/or Western Regional Registered Nurse Model Contract (as applicable to professional employees) and all agreements related to such collective bargaining agreements. If such employees select a collective bargaining representative under the terms of the applicable Election Procedure Agreement prior to the Transition Time, Purchaser shall retain all or substantially all of the bargaining unit employees covered by the applicable collective bargaining agreement."

                  j. Section 5.15(c)(i) is hereby deleted in its entirety and replaced with the following language:

                        "(i) On and after the Transition Time, Purchaser agrees to abide by the terms of the Election Procedure Agreements between Tenet California, Inc. and SEIU, CNA, and UNAC and any amendments or other agreements entered into between Tenet California, Inc. and SEIU, CNA and/or UNAC prior to the Transition Time as to Western Medical Center - Anaheim and agrees to abide by and assume any applicable collective bargaining agreement."

                  k. Section 5.15(c)(ii) is hereby amended to delete the phrase "Effective Time" contained therein and replace it with the phrase "Transition Time."


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

                  l. The first sentence of Section 5.15(c)(iii) is hereby amended to delete the reference to "skilled maintenance" employees such that the reference to employees contained in such sentence states as follows:

                        "full-time, part-time and per diem service and maintenance, technical and business office clerical employees employed by Western Medical Center - Anaheim".

                  m. Section 5.15(c)(iii) is hereby amended to delete the phrase "Effective Time" contained therein and replace it with the phrase "Transition Time."

                  n. Section 5.15(c)(iv) of the Agreement is hereby renumbered as Section 5.15(c)(v) and a new Section 5.15(iv) is added that provides in its entirety as follows:

                        "(iv) Upon selection of UNAC or any other labor organization as the collective bargaining representative of employees of Western Medical Center - Anaheim pursuant to a representation election under the terms of the Election Procedure Agreement between Tenet California, Inc. and UNAC, Purchaser shall recognize UNAC or such other labor organization and shall adopt and assume the applicable Western Regional Health Care Employees Model Contract and/or Western Regional Registered Nurse Model Contract (as applicable to professional employees) and all agreements related to such collective bargaining agreements. If such employees select a collective bargaining representative under the terms of the applicable Election Procedure Agreement prior to the Transition Time, Purchaser shall retain all or substantially all of the bargaining unit employees covered by the applicable collective bargaining agreement."

                  o. Section 5.15(d)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

                        "(i) On and after the Transition Time, Purchaser agrees to abide by the terms of the Election Procedure Agreements between Tenet California, Inc. and Service Employees International Union SEIU, CNA and UNAC and any amendments or other agreements entered into between Tenet California, Inc. and SEIU, CNA and/or UNAC prior to the Transition Time as to Western Medical Center - Santa Ana and agrees to abide by and assume any applicable collective bargaining agreement."

                  p. Section 5.15(d)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

                        "(ii) Purchaser agrees that nothing in this Agreement prohibits Seller and/or Seller's affiliates from agreeing with CNA prior to the Transition Time to conduct elections for registered nurses of Western Medical Center - Santa Ana covered by the applicable Election Procedure Agreement whether such elections occur prior to or after the Transition Time. Upon selection by registered nurses of CNA, UNAC or any other labor organization as their collective bargaining representative pursuant to a representation election under the terms of the applicable Election Procedure Agreement, Purchaser shall recognize such labor organization and shall adopt and assume the applicable registered nurse collective bargaining agreement and all agreements related to such collective bargaining agreement. If such registered nurses select a collective bargaining representative under the terms of the applicable Election Procedure Agreement prior to the Transition Time, Purchaser shall retain all or substantially all of the bargaining unit employees covered by the applicable collective bargaining agreement."


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

                  q. Section 5.15(d)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

                        "(iii) Purchaser agrees that nothing in this Agreement prohibits Seller and/or Seller's affiliates from agreeing with the SEIU prior to the Transition Time to conduct elections for employees of Western Medical Center
- Santa Ana covered by the applicable Election Procedure Agreement whether such elections occur prior to or after the Transition Time. Upon selection of SEIU and/or any of its affiliated local unions, including without limitation SEIU Local 399 and SEIU Local 121 RN, UNAC or any other labor organization pursuant to a representation election among employees of Western Medical Center - Santa Ana covered by the terms of the Election Procedure Agreement between Tenet California, Inc. and SEIU or UNAC, Purchaser shall recognize such labor organization as the collective bargaining representative and shall adopt and assume the applicable Western Regional Health Care Employees Model Contract and/or Western Regional Registered Nurse Model Contract (as applicable to professional employees) and all agreements related to such collective bargaining agreements. If such employees select a collective bargaining representative under the terms of the applicable Election Procedure Agreement prior to the Transition Time, Purchaser shall retain all or substantially all of the bargaining unit employees covered by the applicable collective bargaining unit."

            6. Drop Dead Date. Section 8.1(g) of the Agreement, as amended by the Second Amendment to Asset Sale Agreement between Seller and Purchaser, effective as of January 1, 2005, is hereby amended by changing the date "February 28, 2005" contained therein to "March 4, 2005".

            7. Post-Closing Treatment of Condominium Units. New Section 4.19 is hereby added to the Agreement to provide in its entirety as follows:

                  "4.19 Seller has been unable to obtain a waiver of the Condominium Association's rights under the right of first refusal contained in the Condominium Association Bylaws with respect to the Condominium Units on or before Closing Date. Purchaser acknowledges and agrees that it has submitted to Seller its bona fide and binding offer (the "Offer") to acquire the Condominium Units for a purchase price of Five Million Dollars ($5,000,000), which offer is attached as Exhibit A hereto, for purposes of presentation of such offer to the Condominium Association pursuant to the right of first refusal process. Seller acknowledges and agrees that it has forwarded the Offer to the Condominium Association as required by the right of first refusal process. If, as of March 24, 2005 the Condominium Association has not exercised its first right as addressed below, Seller shall sell and Purchaser shall purchase the Condominium Units on the terms and conditions set forth in the Offer. If the Condominium Association exercises its rights under the right of first refusal, Seller shall sell the Condominium Units to the Condominium Association on the terms and conditions set forth in the Offer. In the event that, following exercise by the Condominium Association of its rights under the right of first refusal, the Condominium Association is unable or unwilling to consummate such sale in accordance with the terms of the Offer, Seller shall sell and Purchaser shall purchase the Condominium Units on the terms and conditions set forth in the offer as soon as reasonably practicable following the failure of the Condominium Association to consummate the purchase of the Condominium Units. In the event the Condominium Units are ultimately sold to the Purchaser following completion of the foregoing process, the Condominium Units shall be treated as part of the Assets sold to Purchaser under the Agreement for purposes of all of Seller's and Purchaser's respective rights and obligations with respect to such sale."


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            8.    Siemens CT Scanner. Seller acknowledges that the Siemens CT
Scanner at Western Medical Center - Santa Ana (the "CT Scanner") constitutes part of the Assets and Seller shall assign, transfer, convey and deliver the CT Scanner to Purchaser at Closing free and clear of any Encumbrances except for the Permitted Exceptions.

            9. Chapman Medical Center Leases. New Section 4.20 is hereby added to the Agreement to provide in its entirety as follows:

                  "4.20 In connection with assignment of the Chapman Medical Center Leases to Purchaser hereunder, IHH and Chapman Medical Center, Inc., an IHH Subsidiary ("CMC"), hereby agree as follows:

                        (a) Tenet Healthcare Corporation, a Nevada corporation and an affiliate of Seller, in its capacity as guarantor ("Guarantor") under the Guaranty of Obligations (Hospital Lease) and under the Guaranty of Obligations (MOB Lease) executed by Guarantor in connection with the assignment of the Chapman Medical Center Leases to IHH, shall be named as a "named insured" on all policies of insurance to be obtained and maintained with respect to the premises by IHH as tenant and/or CMC as subtenant under the Chapman Medical Center Leases (collectively, the "Chapman Premises Insurance Policies");

                        (b) The Chapman Premises Insurance Policies shall provide that such policies shall not be subject to cancellation or modification without at least thirty (30) days calendar advance written notice to Guarantor;

                        (c) IHH and CMC shall provide Guarantor with copies of certificates of insurance evidencing the Chapman Premises Insurance Policies and the foregoing requirements (or full copies of such policies if so requested by Guarantor) on an annual basis commencing upon the assignment of the Chapman Medical Center Leases by AHM to IHH, and at such other times as Guarantor may reasonably request; and

                        (d) IHH and CMC shall provide to Guarantor copies of any and all Landlord Notices (as defined below) received by IHH and/or CMC, respectively, within five (5) calendar days of receipt of any such Landlord Notice. As used herein, "Landlord Notice(s)" shall mean any written notice or other written communication from or on behalf of Chapman Medical, L.P. or any successor landlord under the Chapman Medical Center Leases ("Landlord"), or any lender to Landlord, to IHH and/or CMC, relating to (i) any default under either of the Chapman Medical Center Leases, or any act or omission which would give Landlord the right either immediately or after the lapse of time to declare a default or to terminate either of the Chapman Medical Center Leases, (ii) any change or proposed change in the use of the premises under either of the Chapman Medical Center Leases, or (iii) any modification or proposed modification to the terms of either of the Chapman Medical Center Leases existing as of the date hereof, which would adversely affect or increase the obligations of IHH and/or CMC as tenant or subtenant.


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            10.   Effect on Agreement; General Provisions. Except as set forth in this Amendment, the terms and provisions of the Agreement are hereby ratified and declared to be in full force and effect. Except as otherwise expressly set forth herein, this Amendment shall be governed by the provisions of the Agreement including with respect to choice of law, disputes, arbitration and successors and assigns. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Captions and paragraph headings are used herein for convenience only, are not a part of this Amendment or the Agreement as amended by this Amendment and shall not be used in construing either document. Other than the reference to the Agreement contained in the first recital of this Amendment, each reference to the Agreement and any agreement contemplated thereby or executed in connection therewith, whether or not accompanied by reference to this Amendment, shall be deemed a reference to the Agreement as amended by this Amendment.


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in multiple originals by their authorized officers, effective as of the Effective Time.

                                       SELLER:

                                       AHM CGH, Inc., a California corporation

                                       By:_______________________________
                                       Name:_____________________________
                                       Its: Authorized Signatory


                                       Health Resources Corporation of America -
                                       California, a Delaware corporation

                                       By:_______________________________
                                       Name:_____________________________
                                       Its: Authorized Signatory


                                       SHL/O Corp., a Delaware corporation

                                       By:_______________________________
                                       Name:_____________________________
                                       Its: Authorized Signatory


                                       UWMC Hospital Corporation, a California
                                       corporation
                                       By:_______________________________
                                       Name:_____________________________
                                       Its: Authorized Signatory


                                       [SIGNATURES CONTINUED ON NEXT PAGE]


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                                       PURCHASER:

                                       Integrated Healthcare Holdings, Inc. a
                                       California corporation

                                       By:_______________________________
                                       Name:_____________________________
                                       Its:_______________________________

                                       WMC-SA, Inc. a California corporation

                                       By:_______________________________
                                       Name:_____________________________
                                       Its:_______________________________

                                       WMC-A, Inc. a California corporation

                                       By:_______________________________
                                       Name:_____________________________
                                       Its:_______________________________

                                       Chapman Medical Center, Inc. a California corporation

                                       By:_______________________________
                                       Name:_____________________________
                                       Its:_______________________________

                                       Coastal Communities Hospital, Inc. a
                                       California corporation

                                       By:_______________________________
                                       Name:_____________________________
                                       Its:_______________________________


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                                  Exhibit A.__

                Bona Fide Offer with respect to Condominium Units

See attached.